UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 24, 2020

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE	811-21465	13-7398895
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 King of Prussia Road

Suite 600

Radnor, Pennsylvania 19087

(Address of principal executive offices)

(877) 711-4272

(Registrant’s Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On June 24, 2020, the Registrant issued a press release, attached hereto as Exhibit 99.1, announcing the appointment of Heidi Stam to its Board of Trustees.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release dated June 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Dated: June 24, 2020	By:	/s/ ROBERT S. TULL III
Robert S. Tull III
Secretary